UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2009

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103

Palo Alto, California 94303

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Item  9.01. Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

Item 8.01.	Other Events.

Apple Inc. Appeals Final Judgment Issued in Patent Infringement Action Against OPTi, Inc.

Apple Inc. (“Apple”) is appealing the final judgment issued by the United States District Court for the Eastern District of Texas on December 3, 2009 in the patent infringement action against OPTi, Inc. (the “Company”) and all interlocutory orders that gave rise to that judgment.

The Company issued a press release on December 7, 2009 attached as Exhibit 99.1 announcing Apple’s appeal of the final judgment.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	OPTi, Inc. Press Release dated December 7, 2009 announcing Apple Inc.’s appeal of the final judgment issued in the patent infringement action against OPTi, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2009

OPTi, Inc.

By:	/s/ MICHAEL MAZZONI
Michael Mazzoni
Chief Financial Officer

EXHIBIT INDEX

99.1	OPTi, Inc. Press Release dated December 7, 2009 announcing Apple Inc.’s appeal of the final judgment issued in the patent infringement action against OPTi, Inc.